EXHIBIT 99.2

Second Quarter Fiscal 2009 Earnings Conference Call

August 5, 2009

Forward-Looking Statements

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated TCE rates achieved for the third quarter of 2009 and estimated TCE rates for the fourth quarter of 2009, projected scheduled drydock and off hire days for the third and fourth quarters of 2009, projected locked-in charter revenue and locked-in time charter days, forecasted 2009 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, and levels of equity income, other income, taxes and capital expenditures, timely delivery of newbuildings in accordance with contractual terms, OSG’s intention to tender for the outstanding common units of OSG America, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand.  These statements are based on certain assumptions made by OSG based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-
looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for
2008 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.

2Q 2009 / YTD 2009  Financial Highlights

Revenues in line with expectations in a tough Q2 market

TCE revenues of $248M; $541M 1H09

EBITDA totaled $44M in the quarter; $220M 1H09

Net loss was $9M; $113M net income 1H09

Loss per share $0.33; 1H09 earnings per share $4.20

2Q09 special items totaled $1.0M or $0.04 per share (see page 13)

OSG is on sound financial footing

$1.8 billion in liquidity

$571M in cash

$185M cash generated from operations 1H09

26.8% liquidity-adjusted debt to capital

Long-term strategy of growing core segments in a balanced way plus conservative financial management, well-positions OSG to take advantage of distressed opportunities

2Q09 Key Takeaways

Continued focus on cost cutting efforts

2009 benefits from fixed coverage

Fixed coverage totaled 52% of TCE

FFA positions at $45,864/day in Q2

Products orderbook modified

Lightering:  Fixed rate COAs outperform in soft markets

Commercial pools and cargo contracts means better
utilization in tough market conditions

OSG is maintaining its market
leadership position in a very
tough near-term environment

Spot market Caribs-USG     $  9,200

OSG Aframax spot                    $16,800

OSG Aframax overall              $20,300 (excl Lightering)

OSG Lightering                         $27,500

Lightering

VLCC (TI)                           59%

Suezmax (SI)                  57%

Aframax (AI)                    62%

Panamax (PI)                 60%

MR (CPI)                            73%

1H09
Laden-to-Ballast
Ratio

Benchmark spot rates for VLCCs based on 60% AG-East and 40% AG-West; Suezmaxes W. Africa to USG; Aframaxes Caribbean to USG and
USAC; Panamaxes based on 50% Carib-USG and 50% Ecuador to USWC; MRs based on 60% trans-Atlantic and 40% Caribbean to USAC

In daily rates per day

1 See Company press releases for reported spot TCE rates/day for Q1 and Q2; YTD Q3 in 8/5/09 press release. 2Benchmark rates are sourced from OSG Form 10-Q see additional detail below.

Outperforming in Tough Markets

OSG Spot

1

Benchmark

2

Outperformance

Q1

47,228

40,400

6,828

Q2

32,020

13,300

18,720

Q3 (QTD)

25,000

11,016

13,984

Q1

40,054

37,500

2,554

Q2

23,847

17,700

6,147

Q3 (QTD)

17,500

7,915

9,585

Q1

28,449

24,200

4,249

Q2

16,757

9,200

7,557

Q3 (QTD)

15,000

3,575

11,425

Q1

27,318

21,300

6,018

Q2

18,776

13,900

4,876

Q3 (QTD)

16,000

10,673

5,327

Q1

22,359

11,000

11,359

Q2

16,715

6,800

9,915

Q3 (QTD)

12,000

3,902

8,098

MR (CPI)

VLCC (TI)

Suezmax (SI)

Aframax (AI)

Panamax (PI)

OSG America L.P.

Intent to Tender for OSG America L.P.

On July 29 announced intention to tender for all outstanding common units at $8.00 per share

Investment story since IPO has changed

Jones Act market conditions have worsened in the near- and
medium-term due to lower U.S. oil demand and
cancelled/suspended refinery projects

ATB cancellations, delivery delays and vessels in layup

Next 6 quarters distributable cash flow forecasted to be below minimum quarterly distribution level

Higher cost of capital to fund growth as stand-alone entity

Accounting impact

Excess of carrying amount of interest in OSG America L.P. (non controlling interest) over purchase price will reduce equity

Long-term, Jones Act supply/demand fundamentals are
compelling

Financial Review

Myles Itkin, CFO

(in thousands, except EPS)	Q209	Q208
Shipping Revenues	**$282,656**	**$428,224**
Voyage expenses	34,271	42,110
TCE Revenues	**248,385**	**386,114**
Vessel expenses	69,948	77,785
Charter hire expenses[1]	104,595	103,368
Depreciation and amortization	44,890	47,315
General and administrative	29,107	34,509
Severance and relocation costs	148	-
Shipyard contract termination costs	(3,670)	-
(Gain) / loss on disposal of vessels	2,568	(23,686)
	247,586	239,291
Income from Vessel Operations	799	146,823
Equity in income of affiliated companies	1,116	4,048
Operating Income	**1,915**	**150,871**
Other income / (expense)	(1,824)	(46,404)
Interest expense	(10,903)	(17,191)
Credit for federal income taxes	2,991	771
Net income / (loss)	(7,821)	88,047
Less noncontrolling interest	(973)	(1,112)
Net Income attributable to OSG	**($8,794)**	**$86,935**
Diluted EPS	**($0.33)**	**$2.81**
Diluted shares outstanding	26,861	30,895
EBITDA	**$44,008**	**$150,670**

Diluted EPS	($0.33)	$2.81
Special items (diluted) impact	($0.04)	($0.36)
Adjusted Diluted EPS	**($0.29)**	**$3.17**

OSG
Page 8

Financial Review – Income Statement

Eliminated subsidy to DHT; redelivery of 9
older MRs; lay up of 5 U.S. Flag vessels

Sale of 4 vessels (Reginamar, Reinemar,
Integrity, M300) and redelivery of older MRs

Q208 included $42M in losses related to
derivative positions and $7M premium on
repayment of 8.25% public debt

260 bp interest rate reduction in floating rate
debt; repayment of $176M of 8.25% public debt
in 2008; offset by $106M higher average debt
outstanding resulting from our share
repurchasing activities in 2008

Reversal of deferred tax liabilities principally
related to accelerated depreciation and
drydocking expenses

Reduction in estimated Bender termination
costs

(In thousands)	As of Jun. 30, 2009	As of Dec. 31, 2008
ASSETS		
Cash and cash equivalents	$571,362	$343,609
Voyage receivables	160,416	219,500
Other receivables	59,471	64,773
Inventories, prepaid expenses and other current assets	110,079	50,407
Total Current Assets	901,328	678,289
Capital Construction Fund	40,629	48,681
Vessels and other property, less accum. depr.	2,602,126	2,683,147
Vessels under capital leases, less accum. depr.	-	1,101
Vessels held for sale	-	53,975
Deferred drydock expenditures, net	62,430	79,837
Total Vessels, Deferred Drydock and Other Property	2,664,556	2,818,060
Investments in Affiliated Companies	170,417	98,620
Intangible assets, less accumulated amortization	102,837	106,585
Goodwill	9,589	9,589
Other Assets	49,383	130,237
Total Assets	$3,938,739	$3,890,061
LIABILITIES		
Total Current Liabilities	$217,946	$194,938
Long-term Debt	1,342,958	1,396,135
Def. Gain on Sale and Leaseback of Vessels	121,074	143,948
Deferred Federal Income Taxes and Other Liabilities	263,202	330,407
Total Equity	1,993,559	1,824,633
Total Liabilities and Equity	$3,938,739	$3,890,061

OSG

Page 9

Financial Review – Balance Sheet

Impacted by $299M in proceeds from asset sales
and $185M from cash from operating activities,
offset by $182M in expenditures for vessels and
$78M in debt repayments and dividend payments

Includes $46M in derivative contracts in a gain
position and $12M in collateral deposits related to
derivative positions

Results principally from $24M scheduled
amortization  offset by $14M drydock costs

Reflects increase of $64M due to positive  mark-
to-market movements on interest rate swaps held
by JVs and net increase of $10M related to the
FSO JV investment

Included $69M in collateral deposits on derivative
positions that offset positions classified in long-
term liabilities

Included $33M in derivative contracts in a loss
position

G&A

2Q09 vs. 2Q08 G&A decreased 16% or $5.4M

$3.3M reduction in compensation and benefits to shoreside staff

$1.5M decrease in T&E and consulting

$1M in other discretionary expenditures from cost control efforts

1H09 vs. 1H08 declined 21% to $56.4M

Fleet OPEX

Permanent

Renegotiation of technical management fees paid by DHT Maritime, Inc. to market terms

Reduction of $2.3M for 2Q09 and $4.8M 1H09

Very tight control of vessel expenses on redelivered single hull MRs resulted in savings of approximately $3.1M

Contract renegotiations underway with top 20 fleet vendors/suppliers

Projected savings in stores and spares, repairs, and fleet services

Temporary

Expect to hold crew costs flat over the next two years

Average daily vessel expenses down across most vessel classes due to tight management of deck and engine stores & spares, repairs, transportation costs and fees and fleet services

Update on Cost Cutting Measures:  OPEX and Shoreside

Weathering the Storm:  Covenants, Capacity and Stress
Test Scenarios

288%

$2.6B

33%

$1.0B new
secured debt on
$1.4B of vessels

$1.4B in losses

$2.7B
add’l debt

Covenant                Current         Capacity

Minimum Net
Worth2  $1.2B

Minimum
Unencumbered
Assets3   150%

Maximum
Leverage1<60%

As of June 30, 2009

$1.0B on
$1.4B of
vessels

$1.9B in
losses

$2.9B add’l
debt

2011
Capacity

234%

$2.9B

39%

2010

37%

38%

$1.4B
add’l debt

47%

44%

39%

235%

$2.6B

2009

10-year Average

2011

2011
Capacity

2011

2010

2009

239%

$0.35B on
$0.5B of
vessels

179%

200%

226%

$3.1B

$1.0B in
losses

$2.2B

$2.4B

$2.5B

Stress Scenario

1Funded indebtedness to total capitalization 2Tangible net worth; 3Tangible assets to unsecured debt.  Additional assumption information can be found in the Appendix on page 14.

As of March 31, 2009

Uniform covenants on $1.8B facility

No covenant violations using stress test scenarios

Stress scenario uses 2002 rates for three years

10-year average scenario uses 1998-2007 average rates

Manageable annual debt amortization of $30M to $33M through 2011

Appendix

(in thousands, except EPS)	Three Months Ended Jun. 30, 2009		Three Months Ended Jun. 30, 2008		Six Months Ended Jun. 30, 2009		Six Months Ended Jun. 30, 2008	
	$	$ Per Share	$	$ Per Share	$	$ Per Share	$	$ Per Share
Gain / (loss) on sales of vessels	($2,408)	($0.09)	$23,686	$0.76	$127,455	$4.74	$23,691	$0.75
Gain / (loss) on other investments	(3,018)	(0.11)	-	-	(3,283)	(0.12)	-	-
Asset impairment and contract termination costs	3,670	0.14	-	-	(32,215)	(1.20)	-	-
Redemption on 8.25% Senior Notes	-	-	(9,415)	(0.20)	-	-	(9,415)	(0.20)
Unrealized derivative activity	786	0.03	(29,018)	(0.92)	1,869	0.07	(29,500)	(0.93)
Total	($970)	($0.04) *	($14,747)	($0.36)	$93,826	$3.49	($15,224)	($0.37)
Reported Results / EPS	($8,794)	($0.33)	$86,935	$2.81	$112,956	$4.20	$199,370	$6.42
Adjusted Results / EPS	($7,824)	($0.29)	$101,682	$3.17	$19,130	$0.71	$214,594	$6.79

* *rounding*

$ in thousands	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,	
	2009	**2008**	**2009**	**2008**
Time charter equivalent revenues	$248,385	$386,114	$541,174	$761,948
Add: Voyage expenses	34,271	42,110	66,286	76,952
Shipping Revenues	$282,656	$428,224	$607,460	$838,900

OSG

Page 13

Reconciling Items and Other Information

Set forth below are significant items of income and expense that affected the Company’s results for the three and six months ended June
30, 2009, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results

Special Items Affecting Net Income/(Loss)

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

TCE Revenues

$ in thousands	Three Months Ended Jun. 30, 2009	Three Months Ended Jun. 30, 2008	Six Months Ended Jun. 30, 2009	Six Months Ended Jun. 30, 2008
Net income/(loss) attributable to OSG	($8,794)	$86,935	$112,956	$199,370
Credit for federal income taxes	(2,991)	(771)	(4,303)	(771)
Interest expense	10,903	17,191	22,275	35,554
Depreciation and amortization	44,890	47,315	88,771	94,906
EBITDA	$44,008	$150,670	$219,699	$329,059

OSG
Page 14

Reconciling Items and Other Information (continued)

EBITDA represents operating earnings excluding net income attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income / (loss)
attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

EBITDA

The following rates were used for the stress test scenarios on page 11 .  Note the 10-year average rate uses 1998-2007 average rates

Stress Test Scenarios

$22Kday

$14K/day

MR

$27K/day

$15K/day

Panamax

$31K/day

$19K/day

Aframax

$51K/day

$23K/day

VLCC

10-year Average

2002

2009 Guidance

Estimated vessel expenses (updated from $300 million to $320 million due to OPEX control measures)

$290M to $310M

Time and bareboat charter hire expenses (updated from $405M to $425M to reflect lower profit share assumptions)

$400M to $420M

Depreciation and Amortization

$175M to $195M

G&A

$120M to $125M

Equity income of affiliated companies

$12M to $16M

Other income, net of interest expense (Interest expense updated from $45M to $55M and other income updated from $5M to $7M to reflect lower interest rates)

Interest expense approx. $40M to $50M

Other income, net of derivative transactions, <$5M

Taxes

Approx. <$5M

Capital Expenditures (updated to reflect six months of 2009 and timing changes in drydocks)

$15M in drydock costs (Q3 $10M and Q4 $5M)

$81M newbuild progress payments, vessel improvements and capitalized interest (Q3 $59M and Q4 $22M)

Crude (55)
25
25
5
Products (43)
13
19
8
4
U.S. (28)
14
7
2
5
Gas/Other (6)
5
1

OSG
Page 16

Owned

Chartered-in

Owned

Chartered-in

107 OPERATING

25   NEWBUILD/
CONVERSIONS

56

51

15

10

As of July 31, 2009

Fleet Snapshot

Note:  3 U.S. Flag ships are in lay up

Owned			Chartered-in			
	Crude/FSO	Product	U.S. Flag	Crude	Product	U.S. Flag	Total
2009							
Q3	1	-	-	-	-	-	1
Q4	1	-	1	-	-	1	3
Total	*2*	-	*1*	-	-	*1*	*4*
2010							
Q1	1	1	-	-	-	1	3
Q2	-	1	1	-	-	1	3
Q3	-	-	-	-	1	-	1
Q4	-	1	-	-	1	1	3
Total	*1*	*3*	*1*	-	*2*	*3*	*10*
2011							
Q1	-	-	-	-	2	1	3
Q2	1	4	-	-	-	-	5
Q3	-	1	-	-	1	-	2
Q4	1	-	-	-	-	-	1
Total	*2*	*5*	-	-	*3*	*1*	*11*
TOTAL	5	8	2	-	5	5	25

OSG

Page 17

Vessel Delivery Schedule

As of July 31, 2009

An excel spreadsheet of OSG’s full fleet, including delivery date information, can be found on www.osg.com.

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$60,626	$30,361	$12,519	**$103,506**
Profit share	6,275	301	0	**6,576**
Amortization of deferred gain	(10,713)	(812)	0	**(11,525)**
Other	9	94	1,858	**1,961**
Spot charter lightering	4,077	0	0	**4,077**
Charter Hire Expense	**$60,274**	**$29,944**	**$14,377**	**$104,595**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$26,378	$6,928	$15,715	$3,845	$7,760	$60,626
Profit share	2,976	500	863	0	1,936	6,275
Amortization of deferred gain	(7,656)	0	(2,752)	130	(435)	(10,713)
Other	0	0	9	0	0	9
Spot charter lightering	0	0	0	0	4,077	4,077
Charter Hire Expense	$21,698	$7,428	$13,835	$3,975	$13,338	$60,274

OSG
Page 18

Charter Hire Expense by Segment

For the Quarter Ended June 30, 2009

Time Charter	U.S. COA	Pool Charters	Total
2009	$156,353	-	$9,257	$165,610
2010	251,943	37,512	661	290,116
2011	203,321	38,262	-	241,583
2012	140,928	39,027	-	179,955
2013 and thereafter	186,680	295,944	-	482,624
Total	$939,225	$410,745	$9,918	$1,359,888
% of Total	69 %	30 %	1 %	100 %

	U.S.	Product	Crude	Other	Total
2009	$88,827	$45,839	$17,731	$3,956	$156,353
2010	169,114	63,012	12,293	7,525	251,943
2011	173,456	13,659	8,359	7,848	201,321
2012	134,371	-	-	6,558	140,928
2013 and thereafter	186,679	-	-	-	186,680
Total	$752,447	$122,510	$38,383	$25,887	$939,225
% of Total	80 %	13 %	4 %	3 %	100 %

	U.S.	Product	Crude	Other	Total
2009	2,180	2,133	686	184	5,183
2010	3,589	2,896	527	350	7,362
2011	3,242	621	349	365	4,577
2012	2,412	-	-	305	2,717
2013 and thereafter	3,090	-	-	-	3,090
Total	14,513	5,650	1,562	1,204	22,929
% of Total	63 %	25 %	7 %	5 %	100 %

OSG Page 19

Future Revenue $/Days by Segment

Locked-in Time Charter
Days by Segment

Locked-in Time Charter
Revenue by Segment

Locked-in
Charter Revenue

www.osg.com